UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

 TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2013, CommonWealth REIT, or the Company, entered into a registration agreement, or the Registration Agreement, with Select Income REIT, or SIR, and pursuant to the Registration Agreement, SIR filed a Registration Statement on Form S-11 for a possible public offering, or an Offering, by the Company of up to all of its 22,000,000 common shares of beneficial interest of SIR, or the SIR Shares.  No decision has been made by the Company to sell the SIR Shares at this time.

Under the Registration Agreement, SIR agreed to, among other things, file a registration statement with respect to a possible offering of up to all of the SIR Shares, and the Company agreed to pay all expenses incurred by SIR relating to the registration and sale of the SIR Shares in an Offering.  SIR’s obligation to register the SIR Shares for resale in an Offering is subject to certain conditions and may be terminated in certain circumstances, in each case, as described in the Registration Agreement. SIR agreed to indemnify the Company, its officers, trustees and controlling persons, and the Company agreed to indemnify SIR and SIR’s officers, trustees and controlling persons, against certain liabilities in connection with an Offering, including liabilities under the Securities Act of 1933, as amended.  Alternatively, SIR and the Company also agreed to contribute to payments that the other may be required to make in respect of those liabilities.

The foregoing description of the Registration Agreement is not complete and is subject to and qualified in its entirety by reference to the registration agreement, a copy of which is attached as Exhibit 4.1 hereto, which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

SIR was formerly the Company’s 100% owned subsidiary.  In 2012, SIR completed an initial public offering, pursuant to which SIR ceased to be a wholly owned subsidiary of the Company.  The Company is currently SIR’s largest shareholder, owning approximately 56.0% of SIR’s outstanding common shares of beneficial interest.  One of the Company’s Managing Trustees, Mr. Barry Portnoy, is a managing trustee of SIR.  The Company’s other Managing Trustee and President, Mr. Adam Portnoy, the son of Mr. Barry Portnoy, is also a managing trustee of SIR, and Mr. John Popeo, the Company’s Treasurer and Chief Financial Officer, also serves as the treasurer and chief financial officer of SIR.  In addition, one of the Company’s Independent Trustees, Mr. William Lamkin, is an independent trustee of SIR.

Reit Management & Research LLC, or RMR, provides management services to the Company and SIR.  Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR and Mr. Adam Portnoy is an owner, the President and Chief Executive Officer and a director of RMR.  Each of the Company’s executive officers is also an officer of RMR.  SIR’s executive officers are also officers of RMR.  The Company’s Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including SIR, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies, including SIR.  In addition, officers of RMR serve as officers of those companies.

The Company, SIR, RMR and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  All of the Company’s Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC.  The Company and the other shareholders of AIC have purchased property insurance providing $500,000,000 of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts.

For further information about these and other such relationships and related person transactions, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, or the Annual Report, the Company’s Proxy Statement for the Company’s 2013 Annual Meeting of Shareholders dated February 25, 2013, or the Proxy Statement, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including Note 10 to the Company’s Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Related Person Transactions “ and “Warning Concerning Forward Looking Statements” of the Annual Report, and the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding the Company’s Trustees and executive officers in the Proxy Statement.  In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships.  Copies of certain of the Company’s agreements with these related parties, including the Company’s business management agreement and property management agreement with RMR, various agreements the Company has entered with SIR and the Company’s shareholders agreement with AIC and its shareholders, are publicly available as exhibits to the Company’s public filings with the SEC.

Item 8.01 Other Events.

On March 25, 2013, the Company issued a press release filed as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1	Registration Agreement, dated March 25, 2013, by and between CommonWealth REIT and Select Income REIT
99.1	Press release dated March 25, 2013

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT SIR HAS FILED A REGISTRATION STATEMENT WITH THE SEC IN CONNECTION WITH A POSSIBLE PUBLIC OFFERING OF UP TO 22,000,000 SIR COMMON SHARES OWNED BY THE COMPANY.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE COMPANY WILL SELL ITS 22,000,000 COMMON SHARES OF SIR.  HOWEVER, THE REGISTRATION STATEMENT MAY BE WITHDRAWN OR OTHERWISE NOT BE DECLARED EFFECTIVE AND NO SALE MAY OCCUR.  FURTHER, AS NOTED IN THIS CURRENT REPORT ON FORM 8-K , NO DECISION HAS BEEN MADE BY THE COMPANY TO SELL ANY OF THE SIR SHARES.  THE COMPANY MAY EVENTUALLY DECIDE TO OFFER FOR SALE ALL, SOME OR NONE OF THE SIR COMMON SHARES IT OWNS.  ACCORDINGLY, THERE IS NO ASSURANCE THAT THE COMPANY WILL SELL ANY SIR SHARES IN A PUBLIC OFFERING OR, IF IT DOES, WHEN SUCH A SALE MAY OCCUR.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  March 25, 2013